WARRANT AGREEMENT dated as of June , 1996 by and between Phase-Out of America, Inc., a Delaware corporation (the "Company"), and Burton A. Goldstein (the "Purchaser").

                                  WITNESSETH:

          WHEREAS, the Company proposes to issue to Purchaser a warrant (the "Warrant") to purchase shares (the "Warrant Shares") of the Company's Common Stock, par value $.0003 per share (the "Common Stock"); and

          NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Grant. On the terms and subject to the conditions set forth herein, and unless this agreement is terminated prior to exercise in accordance with
Section 15 hereof, Purchaser is hereby granted the right to purchase, at any time from June , 1996 until 5:00 P.M., New York time, on June , 2001 (the "Warrant Exercise Term"), up to 9,778,975 Warrant Shares at an exercise price per share (subject to adjustment as provided in Article 7 hereof) equal to $.05 per share.

          2. Warrant Certificate. The warrant certificate (the "Warrant Certificate") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

          3. Exercise of Warrant. The Warrant is exercisable with respect to some or all of the Warrant Shares (but not as to any fractional shares) by payment of the applicable Exercise Price per share on the date of exercise in cash or by check to the order of the Company, or any combination of cash or check. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices (currently located at 140 Broadway, Lynbrook, New York 11563) Purchaser (or other registered holder of the Warrant Certificate) (the "Holder") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder, in whole or in part (but not as to fractional Warrant Shares). In the case of the purchase of less than all the Warrant Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and

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shall  execute  and  deliver a new  Warrant  Certificate  of like  tenor for the balance of the Warrant Shares purchasable thereunder.

          4. Issuance of Certificates.

          Upon the exercise of the Warrants, the issuance of certificates for the Warrant Shares purchased shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          The Warrant Certificate and the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors of President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. The Warrant Certificate and certificates representing the Warrant Shares shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

          Upon exercise, in part or in whole, of the Warrants, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available."

          5. Restrictions on Transfer of Warrants and Warrant Shares.

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


                    (a) Purchaser, by his acceptance thereof, covenants and agrees that the Warrant is being acquired as an investment and not with a view to the distribution thereof.

                    (b) The  Company  agrees  on  request  at  its  expense   to
register the Warrants and the Warrant Shares in a registration statement filed under the Securities Act of 1933, as amended (the "Act"). The Company shall also provide the holder(s) of the Warrants and the Warrant Shares the opportunity to include these Warrants and Warrant Shares in a registration statement under the Act.

          6. Price.

          6.1 Initial and Adjusted Exercise Price. The initial exercise price of the Warrant shall be equal to five cents ($.05) per share. The adjusted exercise price shall be the price which may result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of
Article 7 hereof, if any such adjustments are required by Article 7.

          6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price.

          7. Adjustments of Exercise Price and Number of Warrant Shares.

          7.1 Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Warrant Shares issuable upon the exercise of the Warrant shall be adjusted to the nearest full Warrant Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          7.2 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

          7.3 Reclassification. Consolidation. Merger etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or form no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other

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

than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the Warrant Shares underlying the Warrant at a price equal to the product of (x) the number of shares of Common Stock issuable upon conversion of the Warrant Shares and (y) the Exercise Price prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrant.

          7.4 Redemption of Warrant: Redemption of Warrant Shares.

          Notwithstanding  anything to the contrary  contained in the Warrant to
elsewhere,   the  Warrant   cannot  be   redeemed  by  the  Company   under  any
circumstances.

          7.5 Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of the Warrant declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder of the Warrant shall thereafter be entitled, in addition to the securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrant, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that he would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.5.

          7.6 Subscription Rights for Shares of Common Stock or Other Securities. In the case that the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of the Warrant issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company, the Holder of the unexercised Warrant shall be entitled, in addition to the securities receivable upon the exercise of the Warrant, to receive such rights at the time such rights are distributed to the other shareholders of the Company.

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

          7.7 Additional Adjustment. In the event that during the term of this Warrant the Company raises additional funds through the issuance of equity (other than through an offering registered under the Securities Act of 1933, as amended) the number of shares of Common Stock acquired upon issuance of this Warrant shall be increased by 9\of the number of additional shares of Common Stock of the Company being issued in such financing.

          8. Exchange and Replacement of Warrant Certificates.

          The Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

          Upon receipt by the Company of evidence reasonably satisfactory to if of the loss, theft, destruction or mutilation of the Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expense incidental thereto, and upon surrender and cancellation of the Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

          9. Elimination of Fractional Interests.

          The Company shall not be required to issue certificates representing fractions of Warrant Shares upon the exercise of the Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Warrant Shares.

          10. Reservation and Listing of Securities.

          The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock as shall be issuable upon such exercise. The Company covenants and agrees that, upon exercise of the Warrant and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any shareholder. The Company shall take all action within its control to cause all Warrant Shares to be listed on or quoted by NASDAQ or listed on such national securities exchanges as the Company's Common Stock is listed.

          11. Notices to Warrant Holder.

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

          Nothing contained in this Agreement shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however,-at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                    (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                    (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                    (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice to the Holder of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options, or warrants, or any proposed dissolution, liquidation, winding up or sale.

          12. Notices.

          All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:


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

                    (a) If to the registered Holder of the Warrant, to the address of such Holder as shown on the books of the Company; or

                    (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holder.

          13. Supplements and Amendments.

          The Company and Purchaser may from time to time supplement or amend this Agreement without the approval of any Holder of the Warrant and/or securities underlying the Warrant in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters of questions arising hereunder which the Company and Purchaser may deem necessary or desirable and which the Company and Purchaser not to adversely affect the interests of the Holder of the Warrant.

          14. Successors.

          All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holder inure to the benefit of their respective successors and assigns hereunder.

          15. Termination.

          This Agreement shall terminate at the close of business on June , 2001. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when the Warrant has been exercised and all securities underlying the Warrant have been resold to the public.

          16. Governing Law.

          This Agreement and the Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

          17. Benefits of This Agreement.

          Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Purchaser and any other registered Holder of the Warrant or any securities underlying the Warrant any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and Purchaser and any such other Holder.

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



          18. Counterparts.

          This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

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




          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year above written.

                                                      Phase-Out of America, Inc.

                                                      By------------------------

                                                      Burton A. Goldstein


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